*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Exhibit 10.2

AMENDMENT TO THE MINIMUM PREMIUM
FINANCIAL AGREEMENT,
AS AMENDED EFFECTIVE JANUARY 1, 2015,
BY AND BETWEEN
INSPERITY HOLDINGS, INC. (fka ADMINISTAFF OF TEXAS, INC.)
AND
UNITED HEALTHCARE INSURANCE COMPANY

THIS AMENDMENT TO THE MINIMUM PREMIUM FINANCIAL AGREEMENT, as amended effective January 1, 2015, (the “MP Financial Agreement”) is entered into as of January 1, 2016, by and between Insperity Holdings, Inc. (f/k/a Administaff of Texas, Inc.)(the “Employer”), a Texas corporation, and United Healthcare Insurance Company (the “Company”), a Connecticut corporation (this “Amendment”).
RECITALS
WHEREAS, on or about June 25, 2002, the Employer and the Company executed the
Minimum Premium Financial Agreement effective January 1, 2002 ("Original Agreement"); and

WHEREAS, effective January 1, 2005, the Employer and the Company executed the MP Financial Agreement to amend and restate the Original Agreement (terms capitalized in this Amendment not for grammatical reasons and not otherwise defined in this Amendment shall have the meanings ascribed to them in the MP Financial Agreement); and

WHEREAS, effective January 1, 2008, January 1, 2009, January 1, 2011, January 1, 2013, and January 1, 2015, the Employer and the Company amended the MP Financial Agreement; and

WHEREAS, the Employer and the Company now wish to further amend the MP Financial Agreement pursuant to the terms of this Amendment effective January 1, 2016, unless otherwise stated herein.

NOW, THEREFORE, in consideration of the following mutual covenants and promises, the parties agree as follows:

ARTICLE I
Policies, Rates and Factors
Section1.1. Policies, Rates and Factors. Exhibit D to the MP Financial Agreement is hereby amended and restated in its entirety to read, effective January 1, 2016:

Exhibit D- Policies, Rates and Factors

I.	The definition of “Policy” for purposes of Section 1(s) of the Agreement shall be as follows:

•
Effective January 1, 2016: No. *** (Medical *** and ***.) (“Policy'') which policy numbers are amended from time to time in the normal course of business, including all individuals, dependents and/or other persons enrolled in COBRA or state continuation coverage.

II.	The “Maximum Monthly Employer Benefit Obligation"' (the “MMEBO”) shall be the following:

•        Effective January 1, 2016

o	The Quoted Premium effective January 1, 2016 for each Policy minus the *** effective January l, 2016

•        Effective January 1, 2017

o	The Quoted Premium effective January 1, 2017 for each Policy minus the *** effective January l, 2017

•        Effective January 1, 2018

o	The Quoted Premium effective January 1, 2018 for each Policy minus the *** effective January l, 2018

•        Effective January 1, 2019

o	The Quoted Premium effective January 1, 2019 for each Policy minus the *** effective January l, 2019

III.     The “MP Premium” shall be the following:

Effective January 1, 2016:

o	The total of the estimated *** and *** and ***, calculated as a fixed dollar amount during the Arrangement Period and trued up in

2

normal course, for each Policy plus the sum of the 2016 *** and *** (the ''2016 ***'')

Effective January 1, 2017:

•	The total of the estimated *** and *** calculated as a fixed dollar amount during the Arrangement Period and trued up in normal course, for each Policy plus the 2017 *** (the ''2017 ***'')

Effective January 1, 2018:

o	The total of the estimated *** and *** and ***, calculated as a fixed dollar amount during the Arrangement Period and trued up in normal course, for each Policy plus the 2018 *** (the ''2018 ***'')

Effective January 1, 2019:

o	The total of the estimated *** and *** and ***, calculated as a fixed dollar amount during the Arrangement Period and trued up in normal course, for each Policy plus the 2019 *** (the ''2019 ***'')

IV.     The "***" shall be the following:

a.	2016 ***: The *** portion of the 2015 *** will be *** by *** and the *** and *** portion of the 2015 *** will be *** by ***.

b.	2017 ***: The 2017 *** will be based on the 2016 *** by:

*** if *** as of Feb.15, 2017, exceeds ***;

*** if *** as of Feb. 15, 2017, is less than ***.

c.     2018 ***: The 2018 *** will be based on the 2017 *** by:
*** if *** as of Feb. 15, 2018, exceeds ***;
*** if *** as of Feb. 15, 2018, is less than ***.

d.     2019 ***: The 2019 *** will be based on the 2018 *** by:
*** if *** as of Feb. 15, 2019, exceeds ***;
*** if *** as of Feb. 15, 2019, is less than ***.

3

V.	If *** below the thresholds set forth below, the *** and *** portion of the *** increases by the percentage in the table. Calculation of the "***" is defined in Section VI of this Exhibit D.

*** in the *** below	***	***	***	***
*** Increase	***	***	***	***
*** Increase		***	***	***

VI.	For purposes of the table in Section V of this Exhibit D, *** shall be determined each *** based upon the following parameters:

•
*** is defined to include *** for coverage in the Policy and *** for coverage under *** (*** as ***) policies with Employer, which policies are amended from time to time in the normal course of business, including all ***, *** and/or *** in COBRA or state continuation coverage.

•
*** shall be measured each January 1st, April 1st, July 1st and October 1st, based upon the *** in effect on the 15th day of the preceding month. The *** as of the 15th of the month preceding each of January 1st, April 1st, July 1st and October 1st, shall be the *** that is used to determine the ***, *** and *** for the *** beginning that immediately following January 1st, April 1st, July 1st, and October 1st. For example, to determine the ***, *** and *** for the *** beginning ***, 2016 and ending ***, 2016, the *** as of December 15, 2015 shall be used.

VII.	The applicable year's *** Fee shall be billed separately to Employer. ***, ***, the *** Fee and *** Fee will continue to be a pass through of actual expenses.

ARTICLE II
COOPERATION

Section 2.1 Cooperation. The Parties agree to execute such further documents and to take such further actions as may be necessary to implement and carry out the terms and conditions of this Amendment.

Section 2.2     Publicity. The parties acknowledge and agree that the terms and conditions of this Amendment and the Letter of Agreement dated August 28, 2015, including the existence thereof,

4

are subject to the provisions of section 5(e) of the Minimum Premium Administrative Services Agreement.

Article III
AGREEMENT PERIOD

Section 3.1 Term and Termination of the Agreement. Section 4(a) of the Minimum Premium Financial Agreement, effective January 1, 2005, is hereby amended and is restated in its entirety to read as follows:
Section 4     Term and Termination of the Agreement
(a) The Agreement shall be effective as of January 1, 2016 (“Effective Date”). The Agreement shall be in effect through December 31, 2019 and shall continue automatically for successive Agreement Periods of twelve (12) months each, unless it is discontinued in accordance with this section 4.

[The balance of this page intentionally is left blank. The signature page follows.]

5

IN WITNESS WHEREOF, the parties have caused this Amendment to the MP Financial Agreement to be executed as of the date set forth in the preamble.

INSPERITY HOLDINGS, INC.             UNITED HEALTHCARE INSURANCE                                 COMPANY
By:     /s/ Richard G. Rawson            By:     /s/ Anthony R. Carr
Authorized Signature                    Authorized Signature

Name         Richard G. Rawson            Name     Anthony R. Carr

Title         President                Title     National Vice President, PEO

Date         June 8, 2016                Date     June 10, 2016

6